UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/12/2010

NUTRI SYSTEM INC DE
(Exact name of registrant as specified in its charter)

Commission File Number:  0-28551

DE	23-3012204
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

300 Welsh Road, Building 1, Suite 100, Horsham, PA 19044
(Address of principal executive offices, including zip code)

215 706 5302
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

Nutrisystem, Inc. held its Annual Meeting of Stockholders on May 12, 2010.

(1) The stockholders elected each of the eight nominees to the Board of Directors for a one-year term:

DIRECTOR                     FOR                   WITHHELD

Robert F. Bernstock          18,124,044             1,578,263
Michael F. Devine III       19,519,727             182,580
Laura W. Lang                  19,516,585             185,722
Theodore J. Leonsis          19,516,479             185,828
Warren V. Musser             19,491,663             210,644
Joseph M. Redling            19,456,503             245,804
Brian P. Tierney                18,718,361             983,946
Stephen T. Zarrilli             19,520,937             181,370

(2) The stockholders voted as follows to ratify KPMG LLP as our independent registered public accountants: 24,969,119 shares were voted in favor of approval, 115,399 shares were voted against approval and 28,290 shares abstained from voting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRI SYSTEM INC DE

Date: May 17, 2010	By:	/s/ David D. Clark
David D. Clark
Chief Financial Officer